AB EQUITY FUNDS (“Equity Funds”)

-AB Growth Fund

Class C (Ticker: AGRCX)

-AB Large Cap Growth Fund

Class C (Ticker: APGCX)

-AB Small Cap Growth Portfolio

Class C (Ticker: QUACX)

-AB Sustainable Global Thematic Fund

Class C (Ticker: ATECX)

-AB Sustainable International Thematic Fund

Class C (Ticker: AWPCX)

- AB Discovery Growth Fund

Class C (Ticker: CHCCX)

AB VALUE FUNDS (“Value Funds”)

- AB Discovery Value Fund

Class C (Ticker: ABCSX)

- AB Core Opportunities Fund

Class C (Ticker: ADGCX)

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds.”

Supplement dated August 7, 2025 to the following Prospectuses and Summary Prospectuses, as amended.

Prospectus	Date
Equity Funds	October 31, 2024
Value Funds	February 28, 2025

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At meetings held on August 5-6, 2025, the Boards of Directors/Trustees of the Funds approved a reverse share split for Class C shares of each Fund, pursuant to which shareholders will receive one Class C share in exchange for the number of Class C shares of the Fund shown in the table below:

Fund Name	Reverse Share Split Ratio
AB Growth Fund	1 for 12.9131
AB Large Cap Growth Fund	1 for 1.8598
AB Small Cap Growth Portfolio	1 for 2.6547
AB Sustainable Global Thematic Fund	1 for 1.5463
AB Discovery Value Fund	1 for 1.307
AB Core Opportunities Fund	1 for 1.6213
AB Discovery Growth Fund	1 for 3.2707
AB Sustainable International Thematic Fund	1 for 1.2908

The reverse share splits are intended to bring the net asset value (“NAV”) of the Class C shares of each Fund into better alignment with the NAVs of the Fund’s other share classes and reduce the variances among the NAVs that currently exist. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAV across all share classes of each Fund. The amount of each shareholder’s aggregate investment in a Fund will remain unchanged as a result of the reverse share splits. The effect of the reverse share splits is to reduce the number of shares outstanding of each Fund and increase the Fund’s Class C NAV per share. The reverse share splits will not be taxable events and will not have an impact on a Fund’s holdings or performance. No changes are contemplated at this time for the other share classes offered by the Funds.

The reverse share splits will occur on or about October 17, 2025. After the close of business on that date, issued and outstanding Class C shares of each Fund will automatically and without any action on the part of shareholders be combined into one Class C share (or fraction thereof) based on the reverse share split ratio shown in the table above. The table below provides an example of the result of the reverse share split for an account holding 100 Class C shares of that Fund:

Fund Name	Example
	Number of Class C Shares Prior to Reverse Share Split	Number of Class C Shares After Reverse Share Split
AB Growth Fund	100	7.7441
AB Large Cap Growth Fund	100	53.7692
AB Small Cap Growth Portfolio	100	37.6690
AB Sustainable Global Thematic Fund	100	64.6705
AB Discovery Value Fund	100	76.5111
AB Core Opportunities Fund	100	61.6789
AB Discovery Growth Fund	100	30.5745
AB Sustainable International Thematic Fund	100	77.4713

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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